SCHEDULE 14A
                               (Rule 14a-101)
                  INFORMATION REQUIRED IN PROXY STATEMENT

                          SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                            Exchange Act of 1934

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Under Rule 14a-12
[ ]      Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))


                        Community Investors Bancorp, Inc.
------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)   Title of each class of securities to which transaction applies:

(2)   Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)   Proposed maximum aggregate value of transaction:

(5)   Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ]   Check box if any part of the fee is offset as provided by Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount Previously Paid:

(2)   Form, Schedule or Registration Statement No.:

(3)   Filing Party:

(4)   Date Filed:



[Community Investors Bancorp, Inc. Letterhead]








                                                November 18, 2005


Dear Shareholder:

     You are cordially invited to attend the annual meeting of shareholders of Community Investors Bancorp, Inc. The meeting will be held at the Holiday Inn Express located at 1690 North Sandusky Avenue, Bucyrus, Ohio 44820, on Monday, December 19, 2005 at 2:00 p.m., Eastern Time.

     At the annual meeting, you will be asked to elect four directors for two-year terms and ratify the appointment of BKD, LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2006. Each of these matters is more fully described in the accompanying materials.

     It is very important that you be represented at the annual meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the annual meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

     Your continued support of and interest in Community
Investors Bancorp, Inc. is sincerely appreciated.


                              Very truly yours,

                              /s/ Dale C. Hoyles

                              Dale C. Hoyles
                              Chairman of the Board


                    COMMUNITY INVESTORS BANCORP, INC.
                        119 South Sandusky Avenue
                           Bucyrus, Ohio 44820
                              (419) 562-7055

------------------------------------------------------------------------------
                 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
------------------------------------------------------------------------------

TIME........................2:00 p.m., Eastern Time, Monday, December 19, 2005

PLACE.......................Holiday Inn Express
                            1690 North Sandusky Avenue
                            Bucyrus, Ohio

ITEMS OF BUSINESS...........(1)  To elect four directors for a two-year term expiring in 2007 and until their successors are elected and qualified;

                            (2) To ratify the appointment of BKD, LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2006; and

                            (3)  To transact such other business, as may
                                 properly come before the meeting or at any adjournment thereof. We are not aware of any other such business.

RECORD DATE.................Holders of Community Investors common stock of record at the close of business on November 11, 2005 are entitled to vote at the meeting.

ANNUAL REPORT...............Our 2005 Annual Report to Shareholders is enclosed but is not a part of the proxy solicitation materials.

PROXY VOTING................It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the proxy card sent to you. Most shareholders whose shares are held in "street" name can also vote their shares over the Internet or by telephone. If Internet or telephone voting is available to you, voting instructions are printed on the proxy card sent to you. You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the accompanying proxy statement.


                            BY ORDER OF THE BOARD OF DIRECTORS

                            /s/ David M. Auck

                            David M. Auck
                            Secretary

Bucyrus, Ohio
November 18, 2005

                            TABLE OF CONTENTS

                                                                      Page
                                                                      ----

About the Annual Meeting of Shareholders.............................   2

Information with Respect to Nominees for Director, Continuing
 Directors and Executive Officers....................................   4

  Election of Directors (Proposal One)...............................   4

  Members of the Board of Directors Continuing in Office.............   5

  Executive Officers Who Are Not Also Directors......................   5

  Committees and Meetings of the Board of Directors..................   6

  Directors' Attendance at Annual Meetings...........................   7

Report of the Audit Committee........................................   7

Management Compensation..............................................   8

  Summary Compensation Table.........................................   8

  Stock Options......................................................   8

  Compensation of Directors..........................................   8

  Severance Agreements...............................................   9

  Indebtedness of Management and Related Party Transactions..........   9

Beneficial Ownership of Common Stock by Certain Beneficial Owners
 and Management......................................................  10

  Section 16(a) Beneficial Ownership Reporting Compliance............  12

Ratification of Appointment of Independent Registered Public
 Accounting Firm (Proposal Two)......................................  12

  Audit Fees.........................................................  13

Shareholder Proposals, Nominations and Communications with the
 Board of Directors..................................................  14

Annual Reports.......................................................  15

Other Matters........................................................  15

                        PROXY STATEMENT
                               OF
               COMMUNITY INVESTORS BANCORP, INC.
                     _____________________


______________________________________________________________________________

            ABOUT THE ANNUAL MEETING OF SHAREHOLDERS
______________________________________________________________________________


     This proxy statement is furnished to holders of common stock of Community Investors Bancorp, Inc., the parent holding company of First Federal Community Bank of Bucyrus. Our Board of Directors is soliciting proxies to be used at the annual meeting of shareholders to be held at the Holiday Inn Express, 1690 North Sandusky Avenue, Bucyrus, Ohio 44852, on Monday, December 19, 2005 at 2:00 p.m., Eastern Time, and any adjournment thereof, for the purposes set forth in the Notice of Annual Meeting of Shareholders. This proxy statement is first being mailed to shareholders on or about November 18, 2005.

What is the purpose of the annual meeting?

     At our annual meeting, shareholders will act upon the matters outlined in the notice of meeting, including the election of directors and ratification of our independent registered public accounting firm. In addition, management will report on the performance of Community Investors and respond to questions from shareholders.

Who is entitled to vote?

     Only our shareholders of record as of the close of business on the record date for the meeting, November 11, 2005, are entitled to vote at the meeting. On the record date, we had 917,222 shares of common stock issued and outstanding and no other class of equity securities outstanding. For each issued and outstanding share of common stock you own on the record date, you will be entitled to one vote on each matter to be voted on at the meeting, in person or by proxy except that votes may be cumulated for the election of directors. Cumulative voting means the right to vote, in person or by proxy, the number of shares owned by a stockholder for as many persons as there are directors to be elected (four) and for whose election the stockholder has a right to vote, or to cumulate votes by giving one candidate as many votes as the number of such directors to be elected multiplied by the number of such stockholder's shares shall equal or by distributing such votes on the same principle among any number of candidates. Any shareholder wishing to cumulate his or her votes with respect to the election of directors must give notice to the Secretary of Community Investors of his or her intention to cumulate his or her vote and obtain a ballot or proxy from the Secretary of Community Investors for such purpose.


How do I submit my proxy?

     After you have carefully read this proxy statement, indicate on your proxy form how you want your shares to be voted. Then sign, date and mail your proxy form in the enclosed prepaid return envelope as soon as possible. This will enable your shares to be represented and voted at the annual meeting.

If my shares are held in "street name" by my broker, could my broker automatically vote my shares for me?

     Your broker may vote in his or her discretion on the election of directors and ratification of the auditors if you do not furnish instructions.

Can I attend the meeting and vote my shares in person?

     All shareholders are invited to attend the annual meeting. Shareholders of record can vote in person at the annual meeting. If your shares are held in street name, then you are not the shareholder of record and you must ask your broker or other nominee how you can vote at the annual meeting.

Can I change my vote after I return my proxy card?

     Yes. If you are a shareholder of record, there are three ways you can change your vote or revoke your proxy after you have sent in your proxy form.

     * First, you may send a written notice to our Secretary, David M. Auck, Community Investors Bancorp, Inc., 119 South Sandusky Avenue, Bucyrus, Ohio 44820, in advance of the meeting stating that you would like to revoke your proxy.

     * Second, you may complete and submit a new proxy form before the annual meeting. Any earlier proxies will be revoked automatically.

     * Third, you may attend the annual meeting and vote in person. Any earlier proxy will be revoked. However, attending the annual meeting without voting in person will not revoke your proxy.

     If your shares are held in "street name" and you have instructed a broker or other nominee to vote your shares, you must follow directions you receive from your broker or other nominee to change your vote.

What constitutes a quorum?

     The presence at the meeting, in person or by proxy, of the holders of a majority of outstanding shares that all shareholders are entitled to vote on a particular matter will constitute a quorum. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the meeting.

What are the Board of Directors' recommendations?

     The recommendations of the Board of Directors are set forth under the description of each proposal in this proxy statement. In summary, the Board of Directors recommends that you vote FOR the nominees for director described herein and FOR ratification of the appointment of BKD, LLP for fiscal 2006.

     The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted in accordance with your instructions. If no contrary instructions are given, each proxy signed and received will be voted in the manner recommended by the Board of Directors and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Proxies solicited hereby may be exercised only at the annual meeting and any adjournment of the annual meeting and will not be used for any other meeting.

What vote is required to approve each item?

     The election of directors will be determined by a plurality of the votes cast at the annual meeting. The four nominees for director receiving the most "for" votes will be elected directors. The affirmative vote of a majority of the shares represented in person or by proxy at the annual meeting is required for approval of the proposal to ratify the appointment of BKD, LLP for fiscal 2006. Abstentions are considered in determining the presence of a quorum at the annual meeting. Because of the required votes, abstentions will not be counted as votes cast for the election of directors and the proposal to ratify the appointment of Community Investors' independent auditors and, thus, will have no effect on the voting for the election of directors and the ratification of the auditors.
Under rules applicable to broker-dealers, the election of directors and the proposal to ratify the auditors are considered "discretionary" items upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions and for which there will not be "broker non-votes."

______________________________________________________________________________

 INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR, CONTINUING
                DIRECTORS AND EXECUTIVE OFFICERS
______________________________________________________________________________

Election of Directors (Proposal One)

     Our Articles of Incorporation and Bylaws provide that the Board of Directors shall be divided into two classes as nearly equal in number as possible if the Board consists of six, seven or eight members. The directors are elected by our shareholders for a term of two years and until their successors are elected and qualified. One class shall be elected annually. At this meeting, you will be asked to elect one class of directors, consisting of four directors, for a two-year term expiring in 2007 and until their successors are elected and qualified.

     Our Board of Directors has recommended the re-election of Messrs. Hoyles, Fissel, Romanoff and Gerber as directors. No nominee for director is related to any other director or executive officer by blood, marriage or adoption. Shareholders are permitted to use cumulative voting for the election of directors. Our Board of Directors has determined that all of the directors and nominees for director, other than Messrs. Gerber and Kennedy, are independent directors as defined in the Nasdaq listing standards.

     Unless otherwise directed, each proxy signed and returned by a shareholder will be voted for the election of the nominees for director listed below. If any person named as a nominee should be unable or unwilling to stand for election at the time of the annual meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by our Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

     The following tables present information concerning the nominees for director, and our continuing directors, all of whom also serve as directors of First Federal. The indicated period of service as a director includes service as a director of First Federal prior to the organization of Community Investors in 1995. Ages are reflected as of June 30, 2005.

   Nominees for Director for Two-Year Terms Expiring in 2007

                                    Position with Community Investors and          Director
     Name               Age   Principal Occupation During the Past Five Years        Since
---------------        -----  -----------------------------------------------      --------
Dale C. Hoyles           67        Director.  Retired Senior Vice                     1974
                                   President/Treasurer of Centurion
                                   Financial, a property and casualty
                                   insurance company.

Brent D. Fissel, D.D.S.  50        Director.  Dentist.                                1991

Michael J. Romanoff      55        Director.  Owner of Romanoff                       1999
                                   Jewelry, Val Casting and Allure
                                   Designs.

Phillip W. Gerber        52        Director, President and Chief                      2003
                                   Executive Office since October
                                   2003, Executive Vice President from
                                   September 2002 until October 2003
                                   and Vice President from January
                                   1997 until September 2002.

     The Board of Directors recommends that you vote FOR election of the nominees for director.

Members of the Board of Directors Continuing in Office


              Directors Whose Terms Expire in 2006

                                    Position with Community Investors and          Director
     Name               Age   Principal Occupation During the Past Five Years        Since
---------------        -----  -----------------------------------------------      --------
John W. Kennedy          64        Director.  Retired as President and                1972
                                   Chief Executive Officer in September
                                   2003.  Served in those positions from
                                   1972 until his retirement.

David M. Auck            61        Vice Chairman of the Board since                   1979
                                   1990.  Owner of Auck-Dostal Agency,
                                   an independent insurance agency.

Philip E. Harris         56        Director.  General Manager, Supply                 1992
                                   Chain Services at The Timken Company.

John D. Mizick           63        Director.  Certified Public                        1998
                                   Accountant at Mizick, Miller and
                                   Company, Inc., a public accounting firm.


Executive Officers Who are Not Also Directors

     Set forth below is certain information with respect to the executive officers of Community Investors and First Federal who are not directors, including their business experience for at least the past five years. Ages are reflected as of June 30, 2005.

     Brian R. Buckley.  Age 58.  Mr. Buckley has served First
Federal as a Vice President since 1979. He has been employed by First Federal since 1974.

     Thomas G. Kalb. Age 49. Mr. Kalb joined First Federal in August, 2004 as Chief Financial Officer. Prior to joining First Federal, Mr. Kalb was a partner in the Holbrook, Manter & Rogers public accounting firm. He has 26 years of experience in public accounting.

     Jeffrey K. Urban. Age 56. Mr. Urban joined First Federal in February 2004 as Vice President, Commercial Lending. Prior to joining First Federal, Mr. Urban was Senior Vice President and Area Executive for Citizens Savings Bank in New Philadelphia, Ohio. He has 30 years of experience within the banking industry in Ohio.

Committees and Meetings of the Board of Directors

     During the fiscal year ended June 30, 2005, the Board of Directors of Community Investors met 12 times. No director of Community Investors attended fewer than 75% of the aggregate of the total number of Board meetings held during the period for which he has been a director and the total number of meetings held by all committees of the Board on which he served during the periods that he served. The Board of Directors of Community Investors has established an Audit Committee and a Nominating Committee. In addition, the Board of Directors of First Federal has established an Executive Committee and a Personnel Committee.

     Executive Committee. The Executive Committee is authorized to exercise all the authority of the Board of Directors in the management of First Federal between Board meetings. The Executive Committee consists of Messrs. Kennedy, Hoyles and Romanoff. If any member is unable to attend, the President and Chief Executive Officer may appoint any other director to serve. The Executive Committee also serves as a Loan Committee that reviews all real estate loans. The Executive Committee met 52 times in fiscal 2005.

     Personnel Committee. The Personnel Committee has the responsibility to review personnel policy and to recommend changes regarding employee salaries, fringe benefits and related personnel matters. Messrs. Harris (who serves as chairman), Fissel and Romanoff are members of the Personnel Committee, which met two times during fiscal 2005. Community Investors does not pay separate compensation to its officers and employees.

     Nominating Committee. The Nominating Committee makes written nominations for directors at least 30 days prior to the annual meeting of shareholders. The committee is appointed by the Chairman of the Board at the Board of Directors' September meeting and consists of Messrs. Fissel and Romanoff. The Nominating Committee met once in October 2005 with respect to the nominations for directors for the upcoming meeting. Each of the members is independent within the meaning of the rules of the Nasdaq Stock Market. The Nominating Committee operates pursuant to a written charter, which can be viewed on our website at www.ffcb.com.

     The Nominating Committee considers candidates for director suggested by its members and other directors, as well as management and stockholders. The Nominating Committee also may solicit prospective nominees identified by it. A stockholder who desires to recommend a prospective nominee for the board should notify Community Investors' Secretary or any member of the Nominating Committee in writing with whatever supporting material the shareholder considers appropriate. The Nominating Committee also considers whether to nominate any person nominated pursuant to the provision of Community Investors' articles of incorporation relating to stockholder nominations, which is described under "Shareholder Nominations." The Nominating Committee has the authority and ability to retain a search firm to identify or evaluate potential nominees if it so desires.

     The charter of the Nominating Committee sets forth certain criteria the committee may consider when recommending individuals for nomination as director including: (a) ensuring that the board of directors, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as a "financial expert," as that term is defined by the rules of the
SEC), local or community ties and (b) minimum individual qualifications, including strength of character, mature judgment, familiarity with our business and industry, independence of thought and an ability to work collegially. The committee also may consider the extent to which the candidate would fill a present need on the board of directors.

     Audit Committee. The Audit Committee reviews Community Investors' records and affairs to determine its financial condition, reviews Community Investors' systems of internal control with management and the independent auditors, and monitors Community Investors' adherence in accounting and financial reporting to generally accepted accounting principles. The Committee meets annually with Community Investors' auditors and then is required to report the results of such meeting to the full board of directors. Currently, Messrs. Mizick (Chairman), Fissel and Harris serve as members of this Committee. The Audit Committee met two times during fiscal 2005. The members are independent as defined in the listing standards of the Nasdaq Stock Market.

     The board of directors has determined that Mr. Mizick, chairman of the Audit Committee, meets the SEC requirements for qualification as an audit committee financial expert. An audit committee financial expert is defined as a person who has the following attributes: (i) an understanding of generally accepted accounting principles and financial statements; (ii) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; (iii) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity or accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the small business issuer's financial statements, or experience actively supervising one or more persons engaged in such activities; (iv) an understanding of internal control over financial reporting; and (v) an understanding of audit committee functions.

Directors Attendance at Annual Meetings

     Although we do not have a formal policy regarding attendance by members of the Board of Directors at annual meetings of stockholders, we expect that our directors will attend, absent a valid reason for not doing so. In 2004, all of our directors attended our annual meeting of stockholders.

______________________________________________________________________________

                 REPORT OF THE AUDIT COMMITTEE
______________________________________________________________________________

     The functions of the Audit Committee include the following: performing all duties assigned by the Board of Directors, reviewing with management and independent public accountants the basis for the reports issued by First Federal and Community Investors pursuant to federal regulatory requirements, meeting with the independent registered public accounting firm to review the scope of audit services, significant accounting changes and audit conclusions regarding significant accounting estimates, assessments as to the adequacy of internal controls and the resolution of any significant deficiencies or material control weaknesses, and assessing compliance with laws and regulations and overseeing the internal audit function. The Audit Committee also reviews and assesses the adequacy of its Charter on an annual basis.

     The Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards ("SAS") No. 61 "Communication with Audit Committees," as amended by SAS No. 90, "Audit Committee Communications." The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, and has discussed with the independent accountant, the independent accountant's independence. Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Community Investors' Annual Report for the year ended June 30, 2005 for filing with the SEC.

                                        John D. Mizick, Chairman
                                        Philip E. Harris
                                        D. Brent Fissel

______________________________________________________________________________

                    MANAGEMENT COMPENSATION
______________________________________________________________________________

Summary Compensation Table

    The following table sets forth a summary of certain information concerning the compensation awarded to or paid by First Federal for services rendered in all capacities during the last three fiscal years to the Chief Executive Officer of First Federal. No other executive officer had total compensation during the last fiscal year which exceeded $100,000. Community Investors currently does not pay any separate compensation to its executive officers.

                                      Annual Compensation(1)   Long-Term Compensation
                           For the    ---------------------    ----------------------         All
 Name and Principal       Year ended                             Restricted                  Other
 Position                  June 30,   Salary         Bonus      Stock Awards  Options   Compensation(2)
 ------------------       ----------  ---------    --------    -------------  -------   ---------------
 Phillip W. Gerber           2005     $94,000       $6,189      $--               --        $21,343
 President and               2004      87,101           --       --               --         19,884
   Chief Executive Officer   2003      74,352           --       --               --         19,322

_____________

(1) Does not include amounts attributable to miscellaneous benefits received by the named executive officer. In the opinion of management of First Federal, the costs to First Federal of providing such benefits to the named executive officer during the year ended June 30, 2005 did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the individual.

(2) Consists of amounts allocated during the fiscal years 2005, 2004 and 2003 pursuant to the ESOP based on a per share price of $14.75, $14.97 and $11.24 respectively, per share on the date of allocation.

Stock Options

    The following table discloses information regarding option exercises and fiscal year end option values for the named executive officer.

                                                     Number of Options at         Value of Options at
                                                         June 30, 2005              June 30, 2005(1)
                    Shares Acquired    Value       --------------------------   --------------------------
      Name            On Exercise     Realized     Exercisable  Unexercisable   Exercisable  Unexercisable
-----------------   ---------------   --------     -----------  -------------   -----------  -------------
Phillip W. Gerber         --            --           6,000           --          $18,420       $  --

_____________

(1) Based on a per share market price of $13.90 at June 30, 2005.

Compensation of Directors

    Board Fees. In fiscal 2005, members of the Board of Directors of First Federal were paid fees semiannually at the rate of $500 per Board of Directors meeting and $55 per committee meeting. The Chairman of the Board received a fee of $750 per Board of Directors meeting. Each director is also paid an annual meeting fee of $75 and is permitted two absences annually without affecting his directors' fees.

Severance Agreements

    Community Investors and First Federal (collectively the "Employers") have entered into severance agreements with Messrs. Gerber, Buckley, Kalb and Urban (the "Executive Officers" or, individually, an "Executive Officer"). The Employers have agreed that in the event that the Executive Officer's employment is terminated as a result of certain adverse actions which are taken with respect to the Executive Officer's employment following a Change in Control of Community Investors or First Federal, as defined, such Executive Officer will be entitled to a cash severance amount equal to 2.99 times his base salary.

    A Change in Control is generally defined in the severance agreements to include (i) the acquisition by any person of 25% or more of Community Investors' or First Federal's outstanding voting securities and (ii) a change in a majority of the directors of Community Investors or First Federal during any two-year period without the approval of at least two-thirds of the persons who were directors of Community Investors or First Federal, as applicable, at the beginning of such period. The current base salaries upon which a cash severance payment would be paid to Messrs. Gerber, Buckley, Kalb and Urban are $104,000, $78,300, $86,000 and $78,000, respectively.

    Each severance agreement provides that in the event that any of the payments to be made thereunder or otherwise upon termination of employment are deemed to constitute "excess parachute payments" within the meaning of Section 280G of the Code, then such payments and benefits received thereunder shall be reduced, in the manner determined by the Executive Officer, by the amount, if any, which is the minimum necessary to result in no portion of the payments and benefits being non-deductible by the Employers for federal income tax purposes. Excess parachute payments generally are payments in excess of three times the base amount, which is defined to mean the recipient's average annual compensation from the employer includable in the recipient's gross income during the most recent five taxable years ending before the date on which a change in control of the employer occurred. Recipients of excess parachute payments are subject to a 20% excise tax on the amount by which such payments exceed the base amount, in addition to regular income taxes, and payments in excess of the base amount are not deductible by the employer as compensation expense for federal income tax purposes.

    Although the above-described severance agreements could increase the cost of any acquisition of control of Community Investors or First Federal, management of Community Investors and First Federal does not believe that the terms thereof would have a significant anti-takeover effect.

Indebtedness of Management and Related Party Transactions

     In accordance with applicable federal laws and regulations, First Federal offers mortgage loans to its directors, officers and employees as well as members of their immediate families for the financing of their primary residences and certain other loans. These loans are generally made on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons. It is the belief of management that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features.

______________________________________________________________________________

BENEFICIAL OWNERSHIP OF COMMON STOCK BY CERTAIN BENEFICIAL OWNERS
                         AND MANAGEMENT
______________________________________________________________________________


     The following table includes, as of the voting record date, certain information as to the common stock beneficially owned by
(i) the only persons or entities, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, who or which was known to Community
Investors to be the beneficial owner of more than 5% of the
issued and outstanding common stock, (ii) the directors and
nominees for director of Community Investors and (iii) all
directors and executive officers of Community Investors and First Federal as a group.
                                                     Common Stock
                                               Beneficially Owned as of
                                                November 11, 2005(1)(2)
        Name of                                ------------------------
    Beneficial Owner                                No.         %(3)
------------------------------------------     -----------     --------

Jeffrey L. Gendell (4)
200 Park Avenue, Suite 3900
New York, New York 10166                          101,200       11.0%

Community Investors Bancorp, Inc.(5)
  Employee Stock Ownership Plan Trust
  119 South Sandusky Avenue
  Bucyrus, Ohio  44820                            114,266       12.5

Directors:
  David M. Auck (6)                                41,468        4.5
  Philip E. Harris (7)                              6,731        *
  Brent D. Fissel, DDS (8)                          7,862        *
  Dale C. Hoyles (9)                               10,790        1.2
  John W. Kennedy (10)                             68,223        7.4
  John D.  Mizick                                   1,000        *
  Michael Romanoff                                  5,625        *
  Phillip W. Gerber (11)                           20,105        2.2

All directors and executive officers
  of Community Investors and First Federal
  as a group (11 persons)(12)                     185,151       19.9%
_____________

*    Represents less than 1% of the outstanding common stock.

(1) For purposes of this table, pursuant to rules promulgated under the Securities Exchange Act, an individual is considered to beneficially own shares of common stock if he or she directly or indirectly has or shares (1) voting power, which includes the power to vote or to direct the voting of the shares; or (2) investment power, which includes the power to dispose or direct the disposition of the shares. Unless otherwise indicated, a director has sole voting power and sole investment power with respect to the indicated shares.

                                      (Footnotes continued on following page.)

_____________

(2)  Based upon filing made pursuant to the Securities Exchange Act.

(3) Under applicable regulations, a person is deemed to have beneficial ownership of any shares of common stock which may be acquired within 60 days of the record date pursuant to the exercise of outstanding stock options. Shares of common stock which are subject to stock options are deemed to be outstanding for the purpose of computing the percentage of outstanding common stock owned by such person or group but not deemed outstanding for the purpose of computing the percentage of common stock owned by any other person or group.

(4) Based upon a Schedule 13D filing with the Securities and Exchange Commission dated January 14, 2003.

(5) The Community Investors Bancorp, Inc. Employee Stock Ownership Trust was established pursuant to the Community Investors Bancorp, Inc. Employee Stock Ownership Plan by an agreement between Community Investors and Messrs. Hoyles, Kennedy and Buckley, who act as Trustees of the plan. As of the voting record date, 114,266 of the shares of common stock held in the ESOP Trust had been allocated to the accounts of participating employees. Under the terms of the ESOP, the Trustees must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees, and allocated shares for which employees do not give instructions will be voted in the same ratio on any matter as to those shares for which instructions are given. Unallocated shares held in the ESOP will be voted by the ESOP Trustees in accordance with their fiduciary duties as Trustees. The amount of common stock beneficially owned by each individual Trustee or all directors and executive officers as a group does not include the shares held by the ESOP Trust.

(6)  Includes 14,050 shares held in a retirement account.

(7) Includes 2,250 shares held jointly with the director's spouse. Also includes 1,384 shares which may be acquired upon the exercise of stock options exercisable within 60 days of the voting record date.

(8) Includes 7,196 shares which may be acquired upon the exercise of stock options exercisable within 60 days of the voting record date.

(9) Includes 3,591 shares held by Mr. Hoyles' spouse and 6,645 shares held in a retirement account. Also includes 554 shares which may be acquired upon the exercise of stock options exercisable within 60 days of the voting record date.

(10) Includes 16,920 held jointly with the director's spouse, 4,461 shares held by Mr. Kennedy's spouse, 15,470 shares held in a retirement account, 1,000 shares held jointly with grandchildren. The address of Mr. Kennedy is c/o Community Investors Bancorp, Inc., 119 South Sandusky Avenue, Bucyrus, Ohio 44820.

(11) Includes 4,125 shares held in a retirement account, 9,980 shares which have been allocated to Mr. Gerber's account in the ESOP, and 6,000 shares that may be acquired through the exercise of stock options exercisable within 60 days of the voting record date.

(12) Based on a total of 932,356 shares, including 15,134 shares which may be acquired by certain directors upon the exercise of stock options exercisable within 60 days of the voting record date.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the officers and directors, and persons who own more than 10% of Community Investors' common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders are required by regulation to furnish Community Investors with copies of all Section 16(a) forms they file. We know of no person who owns 10% or more of our common stock other than the Community Investors Employee Stock Ownership Plan.

     Based solely on our review of the copies of such forms furnished to us, or written representations from our officers and directors, we believe that during, and with respect to, the fiscal year ended June 30, 2005, our officers and directors complied in all respects with the reporting requirements promulgated under Section 16(a) of the Securities Exchange Act of 1934.

______________________________________________________________________________

                RATIFICATION OF APPOINTMENT OF
  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (PROPOSAL TWO)
______________________________________________________________________________


     The Board of Directors of Community Investors has appointed BKD, LLP, independent certified public accountants, to perform the audit of Community Investor's financial statements for the year ending June 30, 2006, and further directed that the selection of auditors be submitted for ratification by the stockholders at the Annual Meeting. Our Board recommends that stockholders vote for ratification of such appointment.

     Community Investor's independent auditors for the fiscal years ended June 30, 2004 and 2005 were Grant Thornton LLP. On October 27, 2005, Community Investors decided to replace Grant Thornton with BKD, LLP effective as of that date. Grant Thornton's reports on Community Investor's financial statements for the fiscal years ended June 30, 2004 and 2005 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended June 30, 2004 and 2005, and through October 27, 2005, there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or audit scope or procedures which, if not resolved to the satisfaction of Grant Thornton, would have caused it to make reference to the subject matter of the disagreements in its reports on the financial statements for such years. During the fiscal years ended June 30, 2004 and 2005, and through October 27, 2005, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

     On October 27, 2005, Community Investors engaged BKD, LLP as Community Indvestor's independent auditors for the year ending June 30, 2006. During the years ended June 30, 2004 and 2005 and through the date of this appointment, Community Investors did not consult BKD, LLP with respect to the application of accounting principles as to a specific transaction, whether completed or proposed, or the type of audit opinion that might be rendered on Community Investor's financial statements.

     Community Investors has been advised by BKD, LLP that neither that firm nor any of its associates has any relationship with Community Investors or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. BKD, LLP will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

     In determining whether to appoint BKD, LLP as Community
Investor's auditors, Community Investor's Audit Committee considered whether the provision of services, other than auditing services, by

BKD, LLP is compatible with maintaining the auditor's independence. The Audit Committee believes that BKD, LLP's performance of these other services is compatible with maintaining the auditor's independence.

The Board of Directors recommends that you vote FOR the ratification of the appointment of BKD, LLP as independent auditors for the fiscal year ending June 30, 2006.

Audit Fees

     The following table sets forth the aggregate fees paid by us to Grant Thornton LLP for professional services rendered by Grant Thornton LLP in connection with the audit of Community Investors' consolidated financial statements for fiscal 2005 and 2004, as well as the fees paid by us to Grant Thornton LLP for audit-related services, tax services and all other services rendered by Grant Thornton LLP to us during fiscal 2005 and 2004.

                                          Year Ended June 30,
                                          -------------------
                                            2005        2004
                                          -------     -------

Audit fees (1)........................... $52,631     $52,445
Audit-related fees.......................      --          --
Tax fees.................................   2,085       5,165
All other fees...........................      --       1,300
                                           ------      ------
 Total................................... $54,716     $58,910
                                           ======      ======
___________________

(1) Audit fees consist of fees incurred in connection with the audit of our annual financial statements and the review of the interim financial statements included in our quarterly reports filed with the Securities and Exchange Commission.

     The Audit Committee selects Community Investors' independent auditors and pre-approves all audit services to be provided by it to Community Investors. The audit committee also reviews and pre-approves all audit-related, tax and all other services rendered by our independent auditors in accordance with the audit committee's charter and policy on pre-approval of audit-related, tax and other services. In its review of these services and related fees and terms, the audit committee considers, among other things, the possible effect of the performance of such services on the independence of our independent auditors.
Pursuant to its policy, the audit committee pre-approves certain audit-related services and certain tax services which are specifically described by the audit committee on an annual basis and separately approves other individual engagements as necessary. The pre-approval requirements do not apply to certain services if: (i) the aggregate amount of such services provided to Community Investors constitutes not more than five percent of the total amount of revenues paid by Community Investors to its independent auditor during the year in which the services are provided; (ii) such services were not recognized by Community Investors at the time of the engagement to be other services; and
(iii) such services are promptly brought to the attention of the committee and approved by the committee or by one or more members of the committee to whom authority to grant such approvals has been delegated by the committee prior to the completion of the audit. The committee may delegate to one or more designated members of the committee the authority to grant required pre-approvals. The decisions of any member to whom authority is delegated to pre-approve an activity shall be presented to the full committee at its next scheduled meeting.

______________________________________________________________________________

     SHAREHOLDER PROPOSALS, NOMINATIONS AND COMMUNICATIONS
                  WITH THE BOARD OF DIRECTORS
______________________________________________________________________________

     Shareholder Proposals. Any proposal which a shareholder wishes to have included in the proxy materials of Community Investors relating to the next annual meeting of shareholders of Community Investors, which is scheduled to be held in December 2007, must be made in writing and filed with the Secretary, David
M. Auck, Community Investors Bancorp, Inc., 119 South Sandusky Avenue, Bucyrus, Ohio 44820, no later than July 21, 2006. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of shareholders. It is urged that any such proposals be sent certified mail, return receipt requested.

     Shareholder proposals which are not submitted for inclusion in Community Investors' proxy materials pursuant to Rule 14a-8 under the Securities Exchange Act may be brought before an annual meeting pursuant to Article X, Sections D and E of Community Investors' Articles of Incorporation, which provides that business at an annual meeting of shareholders must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, or (b) otherwise properly brought before the meeting by a shareholder. For business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of Community Investors. To be timely, a shareholder's notice must be delivered to or mailed and received at the principal executive offices of Community Investors not less than 90 days prior to the anniversary date of the mailing of proxy materials by Community Investors for the immediately preceding annual meeting. A shareholder's notice must set forth as to each matter the shareholder proposes to bring before an annual meeting (a) a brief description of the business desired to be brought before the annual meeting, (b) the name and address, as they appear on Community Investors' books, of the shareholder proposing such business, (c) the class and number of shares of common stock of Community Investors which are beneficially owned by the shareholder, and (d) any material interest of the shareholder in such business. Accordingly, shareholder proposals submitted under Community Investors' Articles of Incorporation in connection with the next annual meeting of stockholders must be received by Community Investors no later than August 18, 2006.

     Shareholder Nominations. Article X, Section D of Community Investors' Articles of Incorporation governs nominations for election to the Board and requires all such nominations, other than those made by the Board, to be made at a meeting of shareholders called for the election of directors, and only by a shareholder who has complied with the notice provisions in that section. Shareholder nominations must be made pursuant to timely notice in writing to the Secretary of Community Investors. To be timely, a shareholder's notice must be in writing, delivered or mailed by first class United States mail, postage prepaid, to the Secretary of Community Investors not less than thirty days nor more than sixty days prior to such meeting: provided, however, that if less than forty days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed to the Secretary of Community Investors not later than the close of the tenth day following the day on which notice of such meeting was mailed to stockholders.

     Each written notice of a shareholder nomination must set forth the information specified in the Articles of Incorporation.

     Other Shareholder Communications. Shareholders who wish to communicate with the Board may do so by sending written communications addressed to the Board of Directors of Community
Investors Bancorp, Inc., c/o David M. Auck, Secretary, Community
Investors Bancorp, Inc., 119 South

Sandusky Avenue, Bucyrus, Ohio 44820. Mr. Auck will forward such communications to the director or directors to whom they are addressed.

______________________________________________________________________________

                         ANNUAL REPORTS
______________________________________________________________________________


     A copy of Community Investors' Annual Report for the year ended June 30, 2005 accompanies this proxy statement. Such annual report is not part of the proxy solicitation materials.

______________________________________________________________________________

                         OTHER MATTERS
______________________________________________________________________________


     Management is not aware of any business to come before the annual meeting other than the matters described above in this proxy statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

     The cost of the solicitation of proxies will be borne by
Community Investors.   Community Investors will reimburse
brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of Community Investors' common stock. In addition to solicitations by mail, directors, officers and employees of Community Investors may solicit proxies personally or by telephone without additional compensation.

                              REVOCABLE PROXY
                     COMMUNITY INVESTORS BANCORP, INC.

[X]  Please mark votes
     as in this example

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF COMMUNITY INVESTORS BANCORP, INC. FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 19, 2005 AND AT ANY ADJOURNMENT THEREOF.

     The undersigned hereby appoints the Board of Directors of Community Investors Bancorp, Inc. (the "Company"), as proxies, each with power to appoint his substitute, and hereby authorizes them to represent and vote, as designated below, all the shares of Common Stock of the Company held of record by the undersigned on November 11, 2005 at the Annual Meeting of Shareholders to be held at the Holiday Inn Express, located at 1690 North Sandusky Avenue, Bucyrus, Ohio 44820, on Monday, December 19, 2005 at 2:00 p.m., Eastern Time, and any adjournment thereof.

1.   ELECTION of directors for two year term.

     NOMINEES for two year term expiring in 2007: Dale C. Hoyles, Brent D. Fissel, D.D.S., Michael J. Romanoff and Phillip W. Gerber.

     [ ]  FOR                 [ ] WITHHOLD           [ ] FOR ALL EXCEPT

     INSTRUCTIONS: to withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below:


_______________________________________________________________________

2 PROPOSAL to ratify the appointment of BKD LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2006.

     [ ]  FOR                 [ ] AGAINST            [ ] ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

     The Board of Directors recommends that you vote "FOR" all the nominees listed above and "FOR" the ratification of BKD LLP.


     THE SHARES OF THE COMPANY'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEES TO THE BOARD OF DIRECTORS AND FOR RATIFICATION OF THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.

Please be sure to sign and date ----------------------------
 this Proxy in the box below.    Date
------------------------------- ----------------------------





--- Stockholder sign above-- Co-holder (if any) sign above--


    ______________________________________________________________________

   Detach above card, sign, date and mail in postage paid envelope provided.
                  COMMUNITY INVESTORS BANCORP, INC.

______________________________________________________________________________

     The above hereby acknowledges receipt from Community Investors Bancorp, prior to the signing of this Proxy, of the Notice of Special Meeting of Shareholders and Proxy Statement and 2005 Annual Report to Shareholders.

     Please sign this proxy exactly as your name(s) appear(s) on this proxy. When signing in a representative capacity, please give title. When shares are held jointly, only one holder need sign.

           PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.
______________________________________________________________________________



IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

________________________________________

________________________________________

________________________________________

[CIBI Letterhead]



                                                             November 18, 2005



To: Participants in Community Investors Bancorp, Inc.'s Employee Stock Ownership Plan

Re:  Instructions for voting shares of Community Investors Bancorp, Inc.

     As described in the accompanying materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Shareholders of Community Investors Bancorp, Inc. We hope you will take advantage of the opportunity to direct the manner in which shares of common stock of Community Investors Bancorp, Inc. allocated to your account in the ESOP will be voted.

     Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, the 2005 Annual Report to Shareholders and Voting Instruction Ballot. After you have reviewed the Proxy Statement, we urge you to vote your allocated shares held in the ESOP by marking, dating, signing and returning the enclosed Voting Instruction Ballot in the envelope provided. Registrar and Transfer Company ("R&T") will tabulate the votes for the purpose of having those shares voted by the Trustees. In order to be effective, your Voting Instruction Ballot must be received by R&T no later than December 12, 2005.

     We urge each of you to vote, as a means of participating in the governance of the affairs of Community Investors Bancorp, Inc. If your voting instructions are not received, the shares allocated to your ESOP account will generally not be voted. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

     Please note that the enclosed material relates only to those shares which have been allocated to you in your account under the ESOP. If you also own shares of Community Investors Bancorp, Inc. common stock outside of the ESOP, you should receive other voting material for those shares owned by you individually. Please return all your voting material so that all your shares may be voted.

                              Sincerely,

                              /s/ Phillip W. Gerber

                              Phillip W. Gerber
                              President and Chief Executive Officer

[X]  Please Mark Votes
     As in This Example

                       ESOP VOTING INSTRUCTION BALLOT
                      COMMUNITY INVESTORS BANCORP, INC.


     The undersigned hereby instructs the Trustees of the Employee Stock Ownership Plan of Community Investors Bancorp, Inc. (the "Company") to vote, as designated below, all the shares of common stock of the Company allocated to my ESOP account as of November 11, 2005 at the Annual Meeting of Shareholders to be held at the Holiday Inn Express located at 1690 North Sandusky Avenue, Bucyrus, Ohio, on Monday, December 19, 2005 at 2:00 p.m., Eastern Time, or at any adjournment thereof.

1. ELECTION of directors for two year term.

   NOMINEES for two year term expiring in 2007: Dale C. Hoyles, Brent D. Fissel, D.D.S., Michael J. Romanoff and Phillip W. Gerber.

   [ ] FOR                [ ] WITHHOLD            [ ] FOR ALL EXCEPT

   INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below:


______________________________________________________________________________

2 PROPOSAL to ratify the appointment of BKD LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2006.

   [ ] FOR                [ ] AGAINST             [ ] ABSTAIN

3. In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.

   The Board of Directors recommends that you vote "FOR" all the nominees listed above and "FOR" the ratification of BKD LLP.

   THE SHARES OF THE COMPANY'S COMMON STOCK WILL BE VOTED AS SPECIFIED.  IF
NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEES TO THE
BOARD OF DIRECTORS AND FOR RATIFICATION OF THE COMPANY'S INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM, AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING. SUCH VOTES ARE HEREBY SOLICITED BY THE BOARD OF DIRECTORS.


   If you return this card properly signed but you do not otherwise specify, shares will be voted for the proposals.



Please be sure to sign  ---------------
and date this card in   Date
the box below.
----------------------- ---------------




-- Participant sign above -------------






  -------------------------------------------------------------------------
  Detach above card, sign, date and mail in postage paid envelope provided.



                   COMMUNITY INVESTORS BANCORP, INC.
  _________________________________________________________________________

                   PLEASE MARK, SIGN, DATE AND RETURN
        ESOP VOTING INSTRUCTION BALLOT PROMPTLY TO BE RECEIVED BY
                         DECEMBER 12, 2005.
  _________________________________________________________________________

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE CARD IN THE ENVELOPE PROVIDED.


__________________________

__________________________

__________________________